                                  Exhibit 10.16
                                  -------------

                             AMENDMENT NUMBER TWO TO
                             -----------------------
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

                This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 28,
                               ---------
     2002, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and MICROSTRATEGY INCORPORATED, a Delaware
       --------
     corporation ("Parent"), and MICROSTRATEGY SERVICES CORPORATION, a Delaware
                   ------
     corporation ("Borrower"), on the other hand, with reference to the
                   --------
     following facts:

     A. Foothill, Parent, and Borrower heretofore have entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 14, 2001, as amended by that certain Consent and Amendment Number One to Amended and Restated Loan and Security Agreement, entered into as of August 29, 2001 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Agreement"), pursuant to which Foothill has made certain loans and
           ---------
          financial accommodations available to Borrower;

     B. Foothill, Parent and Borrower desire to amend the Agreement, as set forth in this Amendment;

     C. Foothill, Parent and Borrower are willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. Unless the context requires otherwise, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill, Borrower, and Parent hereby agree as follows:

1.   Amendments to the Agreement.
     ---------------------------

     a. Section 2.4(b)(i) of the Agreement is hereby amended by deleting the phrase "(J) eighth" and inserting the phrase "(K) ninth" in lieu thereof and then by adding the following clause immediately following clause (I) of Section 2.4(b)(i):

                "(J) eighth, in respect of Overadvances not otherwise applied
                     ------
          pursuant to clauses (A) through (I) above, to be held by Lender in accordance with the provisions of Section 2.5(A) of this Agreement, and".

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     b.   The following Section 2.5(A) is hereby added to the Agreement immediately following Section 2.5 of the Agreement:

                "2.5(A) Overadvances held by Lender. In the event that Lender
                        ---------------------------
          receives any payment on account of Overadvances pursuant to clause (J) of Section 2.4(b)(i), Lender shall hold such amounts in a non-interest bearing account until the earlier of:

                (x) receipt by Lender of a certificate executed by Borrower (which certificate Borrower may submit to Lender for purposes of this Section at any time) certifying that the amount of Overadvance as determined pursuant to Section 2.5 has been reduced to an amount which is less than the amount then held by Lender in such account, in which case such difference shall be transferred by Lender to Borrower to the Designated Account on the first Business Day following receipt of such certificate; provided that, if such certificate is received by Lender
                       --------
          on or before 10:00 a.m., Eastern Standard Time, on a Business Day, such transfer from Lender to Borrower shall be made on the same Business Day; or

                (y) application by Lender of any or all of such amounts pursuant to clauses (A) through (I) of Section 2.4(b)(i)."

     c.   Section 6.18 of the Agreement is hereby amended by deleting the phrase
          ------------
"March 31, 2002", and inserting the phrase "June 30, 2002" in lieu thereof.

2.   Representations and Warranties. Each of Borrower and Parent hereby
     ------------------------------
represents and warrants to Foothill that:

     a. the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

     b. this Amendment and the Agreement, as amended by this Amendment, constitute a legal, valid, and binding obligation, enforceable against such party in accordance with their terms, and

     c.   this Amendment has been duly executed and delivered by such party.

3.   Conditions Precedent to Consent and Amendment. The satisfaction of each of
     ---------------------------------------------
     the following shall constitute conditions precedent to the effectiveness of this Amendment:

     a. Foothill shall have received the reaffirmation and consent attached hereto as Exhibit A, duly executed and delivered by an authorized officer of
          ---------
each Guarantor;

     b. The representations and warranties contained in this Amendment and the Agreement as amended by this Amendment (as qualified by the Exhibits and Schedules attached hereto) shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     c. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Parent or Foothill; and

     e. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

4.   Miscellaneous.
     --------------

     a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

     c. This Amendment shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Agreement are hereby incorporated herein by this reference mutatis mutandis.

     d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                 MICROSTRATEGY INCORPORATED,
                                 a Delaware corporation

                                 By:       /s/ ERIC F. BROWN
                                          -------------------
                                 Title:   President and Chief Financial Officer

                                 MICROSTRATEGY SERVICES CORPORATION,
                                 a Delaware corporation

                                 By:       /s/ ERIC F. BROWN
                                          -------------------
                                 Title:   Vice President and Treasurer

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation

                                 By:       /s/ GREG GENTRY
                                          -----------------
                                 Title:   Vice President

                                    Exhibit A

                            REAFFIRMATION AND CONSENT
                            -------------------------

        All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of February 28, 2002 (the "Amendment"). The undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment and to the transactions described therein; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty as amended and restated and any other Loan Documents to which it is a party; and
(d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

                                     MICROSTRATEGY INCORPORATED,
                                     a Delaware corporation

                                     By:   /s/ ERIC F. BROWN
                                     -------------------------------------------
                                     Name: Eric F. Brown
                                     Title: President & CFO

                                     AVENTINE, INCORPORATED,
                                     a Delaware corporation

                                     By:   /s/ WILLIAM J. CHATTERTON
                                        ----------------------------------------
                                     Name: William J. Chatterton
                                     Title: Chairman & President

                                     MICROSTRATEGY ADMINISTRATION CORPORATION, a Delaware corporation

                                     By:   /s/ ERIC F. BROWN
                                        ----------------------------------------
                                        Name: Eric F. Brown
                                        Title: President & Treasurer

                                     STRATEGY.COM INCORPORATED,
                                     a Delaware corporation

                                     By:   /s/ ERIC F. BROWN
                                        ---------------------------------------
                                        Name: Eric F. Brown
                                        Title: Chief Financial Officer


       Signature Page to Reaffirmation and Consent dated February 28, 2002